ElderTrust
  A Healthcare Real Estate                             101 East State Street
  Investment Trust                                     Suite 100
                                                       Kennett Square, PA  19348
                                                       T 888.234.REIT
                                                       T 610.925.4200
                                                       F 610.925.4351


Contact: D. Lee McCreary, Jr.
         President and Chief Executive Officer
         (610) 925-4200
         www.eldertrust.com


                      ElderTrust Announces Agreements With
                              Genesis and Multicare
             Genesis and Multicare to File Motions Seeking Approval
                of the Agreements from the U.S. Bankruptcy Court


Kennett Square, PA (November 22, 2000) - ElderTrust (NYSE:ETT), an equity healthcare REIT, today announced that it has reached agreements, subject to approval of the U.S. Bankruptcy Court, with Genesis Health Ventures, Inc. (OTC:GHVIQ.OB) and The Multicare Companies, Inc. regarding the lease and loan transactions between the entities. Genesis and Multicare have advised the Company that they intend to file the motions with the U.S. Bankruptcy Court seeking the Court's approval to enter into the proposed transactions. Depending on the Court's schedule, the motions will likely be heard by the Bankruptcy Court in January 2001. During the period between the filing of the motions and the Court hearing, the creditors for Genesis and Multicare may object to all or any portion of the agreements.

Under the more significant terms of the agreement with Genesis:

1) Twenty-one of the existing twenty-three lease agreements between Genesis subsidiaries and ElderTrust would continue to be effective in accordance with their terms except as provided below;
    o Two leases would be modified to reduce combined rents for the properties by $745,000 per year,
    o One lease would be modified to create an early termination right commencing on December 31, 2002, and
    o One lease would be modified to permit ElderTrust to terminate the lease during 2001 without penalty if the current tenant is unable to achieve occupancy targets specified by loan documents secured by property.
2) Two leases would be terminated when the two properties subject to the leases are sold to Genesis for $1.25 million, such amount to be paid via an increase in the notes receivable described in 4) below;


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3)  An $8.5 million loan currently guaranteed by ElderTrust and owed to Genesis by ET Sub-Meridian, an unconsolidated subsidiary of ElderTrust, would be acquired by ElderTrust in a manner to effect an $8.5 million reduction in amounts owed to ElderTrust by Genesis;
4) The maturity date for three loans by ElderTrust to Genesis and affiliated entities with unpaid principal balances totaling approximately $7.5 million at June 30, 2000 (after taking into account the aforementioned $1.25 million increase and $8.5 million reduction) would be extended to June 30, 2002 at the rates in effect prior to the Genesis bankruptcy filing; and
5) The maturity date and interest rate for one loan with a principal balance of approximately $4.8 million made by ElderTrust to an entity in which Genesis owns a 49% limited partner interest would be extended to May 31, 2002 at a 10% interest rate.

Under the terms of the agreement with Multicare, ElderTrust would acquire three properties secured by three loans with outstanding principal amounts totaling approximately $19.5 million, and having a net book value of $10.0 million, at September 30, 2000, in exchange for the outstanding indebtedness. These properties would then be leased back to Multicare under long-term operating lease agreements. ElderTrust has no other transactions with this entity.

Using the quarter ended September 30, 2000 as a basis for measuring the impact of these agreements; as that quarter reflected little, if any, impact of non-recurring transactions; the above described transactions would effect annualized Funds From Operations (FFO) reported for that quarter as follows:

(a) The rent modifications to the two leases will reduce rental income by $745,000;
(b) The sale of the two buildings in exchange for a $1.25 million note will decrease FFO by approximately $80,000;
(c) The acquisition of the $8.5 million note will increase interest income by approximately $850,000;
(d) (1) The three revised loans to Genesis will increase interest income by approximately $580,000; and
(e) (1) The three leases with Multicare will generate approximately $800,000 in rental income.

(1) These items increase income over that reported for the quarter as the Company ceased accruing interest income on loans once Genesis and Multicare filed for bankruptcy protection.

Attached are unaudited pro forma financial statements for the periods ended December 31, 1999 and September 30, 2000 giving pro forma effect to the proposed agreements with Genesis and Multicare. The pro forma financial information is not necessarily indicative of what ElderTrust's actual results would have been for the periods presented nor does the pro forma financial information represent the results of future periods.

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The Company also announced that the above agreements were reached following discussions with the lender on its Bank Credit Facility. The Company is currently in discussions with this lender and other lenders regarding the covenant defaults under the Company's Bank Credit Facility and bond guarantees.

"We believe that these agreements represent a fair resolution to a difficult situation and are very pleased to be able to make this announcement today," said
D. Lee McCreary, Jr., ElderTrust's President and Chief Executive Officer. Mr. McCreary added, "To become effective, these agreements must be approved by the U.S. Bankruptcy Court and various lenders, an approval we hope to gain in January 2001. Closing of the transactions would be anticipated to occur in January 2001 following Court approval of the agreements."

Because the agreements are subject to Bankruptcy Court and lender approval and because the creditors for Genesis and Multicare may object to all or any portion of the agreements, there can be no assurance that the transaction contemplated by the agreements will be completed as proposed.

ElderTrust is a real estate investment trust that invests in real estate properties used in the healthcare services industry, principally along the East Coast of the United States. Since commencing operations in January 1998, and without giving effect to the above described agreements, the Company has acquired direct and indirect interests in 31 buildings and has loans outstanding of $31 million, net of allowance, in construction and term financing on eight additional healthcare facilities.

Certain matters discussed within this press release may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although ElderTrust believes the expectations reflected in such forward-looking statements are reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from ElderTrust's expectations include the extent to which Genesis and Multicare continue to make lease and loan payments to the Company, approval of the agreements reached between ElderTrust and Genesis and Multicare and completion of the transactions contemplated thereby, real estate conditions, the Company's ability to refinance its existing bank credit facility when it matures in June 2001 or to further extend the maturity date thereof, changes in the economic conditions and other risks detailed from time to time in the Company's SEC reports and filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

                          (Financial Statements Follow)



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                                   ELDERTRUST
                        PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                                   (Unaudited)
                    (in thousands, except per share amounts)

                                                                                    PRO FORMA                    PRO FORMA
                                                                                   ADJUSTMENTS                  ELDERTRUST,
                                                                                     FOR THE                 ADJUSTED FOR THE
                                                             ELDERTRUST          GENESIS/MULTICARE          GENESIS/MULTICARE
                                                            (HISTORICAL)          RESTRUCTURING               RESTRUCTURING
                                                          --------------          ------------                --------------
 Revenues:

     Rental revenues                                            $ 18,552                  $ 47 (1)                  $ 18,599
     Interest, net of amortization of deferred loan
         origination costs                                         5,653                (2,933)(2)                     2,720
     Interest from unconsolidated equity investees                 3,809                   723 (3)                     4,532
     Other income                                                    127                                                 127
                                                          --------------          ------------                --------------
         Total revenues                                           28,141                (2,163)                       25,978
                                                          --------------          ------------                --------------

 Expenses:

     Property operating expenses                                   1,124                                               1,124
     Interest expense, including amortization of
       deferred finance costs                                     13,136                                              13,136
     Depreciation                                                  5,788                   315 (4)                     6,103
     General and administrative                                    2,612                                               2,612
     Bad debt expense                                                  -                 9,568 (5)                     9,568
     Separation agreement expenses                                 2,800                                               2,800
                                                          --------------          ------------                --------------
        Total expenses                                            25,460                 9,883                        35,343
                                                          --------------          ------------                --------------

 Net income (loss) before equity in losses of
    unconsolidated entities, minority interest and
    extraordinary item                                             2,681               (12,046)                       (9,365)

 Equity in losses of unconsolidated entities, net                 (2,482)                                             (2,482)
 Minority interest                                                   (19)                1,150 (6)                     1,131
                                                          --------------          ------------                --------------
 Net income (loss) before extraordinary item                       $ 180               (10,896)                    $ (10,716)

 Basic and diluted weighted average number of
common shares outstanding                                          7,198                 7,198                         7,198
                                                          --------------          ------------                --------------

 Net income (loss) per share before extraordinary
item - basic and diluted                                           $0.03                $(1.52)                       $(1.49)
                                                          ==============          ============                ==============






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                                   ELDERTRUST
                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31,1999


(1) Record $745 agreed upon rent reduction and $792 minimum rent on 3 properties leased back to Multicare (Berkshire, Lehigh and Sanatoga).

(2)  Record reduction in interest income related to the following:
        Interest income on 3 Multicare loans (Berkshire, Lehigh and Sanatoga)                             $ 2,089
        Interest income on $8.65 million reduction in 3 Genesis loans (Mifflin, Oaks and Coquina)             823
        Other                                                                                                  21
                                                                                                     ------------

                                                                                                          $ 2,933
                                                                                                     ============

     Note:3 Multicare loans exchanged for secured real estate properties. 3 Genesis loans were reduced by $8.5 million related to the transfer from Genesis to ElderTrust of ET Sub-Meridian note payable (see (3)).

(3) Record interest income on $8.5 million note payable from ET Sub-Meridian tranferred from Genesis to ElderTrust.

(4) Record depreciation expense using a useful life of 28.5 years on 3 properties acquired from Multicare in exchange for the related loans receivable.

(5) Record bad debt expense on 3 properties acquired from Multicare in exchange for the related loans receivable based on excess of book value over estimated fair value.

(6)  Record effect of pro forma adjustments on minority interest.

                                   ELDERTRUST
                         PRO FORMA FUNDS FROM OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                                   (Unaudited)
                                 (in thousands)


                                                                                         PRO FORMA               PRO FORMA
                                                                                        ADJUSTMENTS             ELDERTRUST,
                                                                                          FOR THE            ADJUSTED FOR THE
                                                                 ELDERTRUST           GENESIS/MULTICARE       GENESIS/MULTICARE
                                                                (HISTORICAL)             RESTRUCTURING          RESTRUCTURING
                                                                ------------          ------------------     ------------------
 Funds from Operations:
      Net income (loss) before extraordinary item*                     $ 180           $ (10,896)  (1)            $ (10,716)
      Minority interest                                                   19              (1,150)  (1)               (1,131)
                                                                ------------          ----------                 ----------
      Net income (loss) before minority interest                         199             (12,046)                   (11,847)
      Adjustments to derive funds from operations:
      Add:
          Real estate depreciation and amortization:
               Consolidated entities                                   5,963                 315  (2)                 6,278
               Unconsolidated entities                                 4,492                                          4,492
                                                                ------------          ----------                 ----------
      Funds from Operations before allocation
        to minority interest                                          10,654             (11,731)                    (1,077)
      Less:
          Funds from Operations allocable to minority
               interest                                                 (715)                787  (3)                    72
                                                                ------------          ----------                 ----------
      Funds from Operations attributable to the common
          shareholders
                                                                     $ 9,939           $ (10,944)                  $ (1,005)


(1)  See pro forma income statement.

(2) Record depreciation expense using a useful life of 28.5 years on 3 properties acquired from Multicare in exchange for the related loans receivable.

(3) Record effect of pro forma adjustments on Funds from Operations allocable to minority interest.

 *  Includes the following non-recurring charges:
     Bad debt expense on 3 Multicare loans (Berkshire, Lehigh and Sanatoga) based on excess of book value over
     estimated fair value.                                                                                            $ 9,568
     Separation agreement expenses in connection with resignation of a former officer of the Company.
                                                                                                                        2,800
                                                                                                                     --------
                                                                                                                     $ 12,368



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                                   ELDERTRUST
                        PRO FORMA STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000
                                   (Unaudited)
                    (in thousands, except per share amounts)


                                                                                  PRO FORMA                  PRO FORMA
                                                                                 ADJUSTMENTS                ELDERTRUST,
                                                                                   FOR THE               ADJUSTED FOR THE
                                                              ELDERTRUST      GENESIS/MULTICARE          GENESIS/MULTICARE
                                                             (HISTORICAL)       RESTRUCTURING              RESTRUCTURING
                                                             ------------     -----------------          ------------------
 Revenues:

     Rental revenues                                            $14,058                  35 (1)               $14,093
     Interest, net of amortization of deferred loan
         origination costs                                        2,801            $ (1,055)(2)                 1,746
     Interest from unconsolidated equity investees                2,482                 542 (3)                 3,024
     Other income                                                   155                                           155
                                                            -----------           ---------                   -------
         Total revenues                                          19,496                (478)                   19,018
                                                            -----------           ---------                   -------

 Expenses:

     Property operating expenses                                    852                                           852
     Interest expense, including amortization of deferred
         finance costs                                           10,448                                        10,448
     Depreciation                                                 4,399                     (4)                 4,635
     General and administrative                                   2,661                                         2,661
     Bad debt expense                                            20,282              (8,538)(5)                11,744
     Separation agreement expenses                                    -                                             -

        Total expenses
                                                                 38,642              (8,302)                   30,340
                                                            -----------           ---------                   -------

 Net income (loss) before equity in losses of
     unconsolidated entities and minority interest              (19,146)              7,824                   (11,322)

 Equity in losses of unconsolidated entities, net                (9,570)                                       (9,570)
 Minority interest                                                1,926                (525)(6)                 1,401
                                                            -----------           ---------                   -------
 Net income ( loss)                                             (26,790)              7,299                   (19,491)

 Basic and diluted weighted average number of common
       shares outstanding                                         7,119               7,119                     7,119
                                                            -----------           ---------                   -------

 Net income (loss) per share - basic
       and diluted                                               $(3.76)              $1.02                    $(2.74)
                                                            ===========           =========                   =======



                                   ELDERTRUST
                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

(1) Record $559 agreed upon rent reduction and $594 minimum rent on 3 properties leased back to Multicare (Berkshire, Lehigh and Sanatoga).

(2) Record reduction in interest income for the period related to the following:
        Interest income on 3 Multicare loans (Berkshire, Lehigh and Sanatoga)                               $ 867
        Interest income on $8.65 million reduction in 3 Genesis loans (Mifflin, Oaks and Coquina)             150
        Other                                                                                                  38
                                                                                                         --------
                                                                                                          $ 1,055
                                                                                                         ========

         Note: 3 Multicare loans exchanged for secured real estate properties. 3 Genesis loans were reduced by $8.5 million related to the transfer from Genesis to ElderTrust of ET Sub-Meridian note payable (see (3))

(3) Record interest income on $8.5 million note payable from ET Sub-Meridian tranferred from Genesis to ElderTrust. Interest was calculated based on an annual interest rate of 8.5%.

(4) Record depreciation expense using a useful life of 28.5 years on 3 properties acquired from Multicare in exchange for the related loans receivable.


(5) Reverse bad debt expense on 3 Genesis loans (Mifflin, Oaks and Coquina) which was recorded for the quarter ended June 30, 2000 based on the excess book value over estimated fair value. Based on the term of the restructuring agreement, these loans will be reduced by $8.65 million via transfer from Genesis to ElderTrust of a $8.5 million note payable from ET Sub-Meridian (see(3)) and other land transaction of $150,000. The remaining book value, after the $8.65 million reduction, approximates estimated fair value, thus no allowance for credit losses is required at September 30, 2000.

(6)  Record effect of pro forma adjustments on minority interest.

                                   ELDERTRUST
                         PRO FORMA FUNDS FROM OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000
                                   (Unaudited)
                                 (in thousands)


                                                                                    PRO FORMA                    PRO FORMA
                                                                                   ADJUSTMENTS                  ELDERTRUST,
                                                                                     FOR THE                  ADJUSTED FOR THE
                                                          ELDERTRUST            GENESIS/MULTICARE           GENESIS/MULTICARE
                                                         (HISTORICAL)             RESTRUCTURING                RESTRUCTURING
                                                         ------------           -----------------           ------------------
 Funds from Operations:
     Net income (loss)                                    $ (26,790)                  $7,299  (1)                  $ (19,491)
     Minority interest                                       (1,926)                     525  (1)                     (1,401)
                                                          ---------                   ------                       ---------
     Net income (loss) before minority interest             (28,716)                   7,824                         (20,892)

     Adjustments to derive funds from operations:
     Add:
         Real estate depreciation and amortization:
              Consolidated entities                           4,522                      236  (2)                      4,758
              Unconsolidated entities                         3,366                                                    3,366
                                                          ---------                   ------                       ---------
     Funds from Operations before allocation to
     minority interest                                      (20,828)                   8,060                         (12,768)
     Less:
         Funds from Operations allocable to
         minority interest
                                                              1,396                     (540) (3)                        856
     Funds from Operations attributable to the
     common shareholders
                                                          $ (19,432)                  $7,520                       $ (11,912)
                                                          =========                   ======                       =========



(1)  See pro forma income statement.

(2) Record depreciation expense on 3 Multicare properties converted from loans to real estate properties using a useful life of 28.5 years.

(3) Record effect of pro forma adjustments on Funds from Operations allocable to minority interest.

 *  Includes the following non-recurring charges:

    Bad debt expense on 3 Multicare loans (Berkshire, Lehigh and Sanatoga) based on excess of book
    value over estimated fair value.                                                                       $ 9,568
    Bad debt expense on note receivable from a former officer of the Company.                                  990
    Bad debt expense on notes receivable from ET Capital related to AGE Institute of Florida second
    mortgage transaction.                                                                                    1,186
    Equity in net loss of ET Capital related to bad debt expense recorded by ET Capital on note
    receivable from AGE Institute of Florida.                                                                7,410
    Write-off of costs incurred in connection with property due diligence for investment transactions
    that were not completed.                                                                                   682
                                                                                                       ------------

                                                                                                          $ 19,836
                                                                                                       ============
